Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACTS:
	Glenn Schaeffer	702-632-6710
	Les Martin	702-632-6820

MANDALAY RESORT GROUP
REPORTS SECOND QUARTER RESULTS

LAS VEGAS, NV — September 2, 2004 — Mandalay Resort Group (NYSE: MBG) today announced results for its second quarter ended July 31, 2004.  For the quarter, the company reported net income of $58.2 million, or $.85 per diluted share, compared with $42.3 million, or $.67 per diluted share, in the prior year.  “Despite the absence of a strong convention component this quarter, Mandalay still performed impressively, delivering all-time record results for its second quarter by a distance,” noted Glenn Schaeffer, the company's President and Chief Financial Officer.

Results in the current year quarter were hampered by a 20% increase in health care costs ($7.3 million, or $.07 per diluted share), a below normal hold percentage at Mandalay Bay (which cost the company $3.2 million, or $.03 per diluted share), and a higher effective tax rate (36.8% versus 35.4% a year ago).  Results in the current quarter also include a gain of $1.0 million ($.01 per diluted share) representing the quarterly noncash adjustment of the carrying value of investments associated with the company's executive retirement plan.

Results for the prior year second quarter include: (1) a loss on early retirement of debt of $6.3 million ($.07 per diluted share) related to the company’s call of its $275 million 9-1/4% Senior Subordinated Notes due 2005; (2) a gain of $4.0 million ($.04 per diluted share) representing the quarterly adjustment to the carrying value of the company’s executive retirement plan investments; and (3) the reversal of previously accrued management fee income related to MotorCity Casino which resulted in a charge of $1.8 million ($.02 per diluted share).

Average diluted shares outstanding in the quarter were 68.1 million versus 63.0 million in the prior year.  This reflects the issuance of shares pursuant to the exercise of employee stock options over the course of the past year, as well as grants of restricted stock in March and April of this fiscal year.  Total shares outstanding (excluding any dilutive effect from outstanding stock options) were 67.5 million at July 31, 2004, compared with 61.5 million at July 31, 2003.

Mandalay's operating cash flow (which is not a defined term under Generally Accepted Accounting Principles — see Note 1 below) was $188.7 million for the quarter ended July 31, 2004, compared with $172.1 million in the prior year quarter.  The financial schedules accompanying this release provide a reconciliation of operating cash flow to net income as required by the Securities and Exchange Commission's Regulation G.

LAS VEGAS STRIP

Operating cash flow at the company's Las Vegas Strip properties (including the 50%-owned Monte Carlo) increased $17.6 million, or 14%, in the second quarter, driven by a 12% increase in revenue per available room ("REVPAR"), and an 8% increase in casino revenues.  Mandalay Bay, Luxor and Excalibur all reported record second quarter results.

Mandalay Bay generated operating cash flow of $52.6 million in the second quarter, up 10% from $47.9 million last year.  REVPAR was flat in the quarter, reflecting the impact of the additional 1,117 suites in THEhotel (which opened December 2003) combined with the absence this year of a major convention that fell in last year’s second quarter.  The average room rate was $201 with 85% occupancy, compared with $181 and 94% occupancy in the prior year quarter.  The average room rate in THEhotel was $224 with 84% occupancy.  Meanwhile casino revenues at Mandalay Bay rose 10% during the second quarter despite the low hold percentage on its table games.

Luxor produced operating cash flow of $34.2 million compared with $29.7 million a year ago.  Casino revenues at this property rose 14%, while REVPAR increased 9%.  Meanwhile, operating cash flow at Excalibur rose 19% to $29.3 million.  REVPAR at this property was up 13%.  At Circus-Circus, operating cash flow was $21.7 million in the second quarter, up 20% from the prior year, as REVPAR increased 15%.  For its part, Monte Carlo (50%-owned by Mandalay) reported operating cash flow of $22.5 million, up slightly from the prior year quarter.

OTHER NEVADA MARKETS

Combined operating cash flow at the company's other Nevada properties (in Reno, Laughlin, Jean and Henderson) increased 12% from the prior year second quarter.  While expanded Native American gaming in California continues to impact our operations, the rebound in the economy has contributed to improved results at these properties.  Please refer to the financial schedules accompanying this release for additional details by market.

OTHER MARKETS

In Elgin, Illinois, operating cash flow at the 50%-owned Grand Victoria was $16.0 million in the second quarter, down 22% from $20.6 million in the prior year quarter.  The decrease was attributable to higher gaming taxes which took effect July 1, 2003 and raised the top-end rate to 70% on gaming revenues exceeding $250 million.  This tax increase impacted Mandalay's earnings by approximately $.04 per diluted share in the quarter.

In Detroit, Michigan, MotorCity generated operating cash flow of $37.5 million compared with $36.0 million last year, while in Tunica County, Mississippi, operating cash flow at the company's Gold Strike Resort was $8.6 million compared with $7.6 million a year ago.

RECENT DEVELOPMENTS

On August 2, 2004, the company paid a quarterly dividend of $.27 per share to shareholders of record July 15, 2004.  Pursuant to the terms of the merger agreement with MGM MIRAGE, Mandalay may not declare additional dividends pending the outcome of the merger.

This press release contains "forward-looking statements" within the meaning of the federal securities law.  The forward-looking statements in this press release involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein.  Additional information concerning potential factors that could affect the company's future financial results is included under the caption "Factors that May Affect Our Future Results" in Item 1 of the company's annual report on Form 10-K for the year ended January 31, 2004.

Mandalay Resort Group owns and operates 11 properties in Nevada:  Mandalay Bay, Luxor, Excalibur, Circus Circus, and Slots-A-Fun in Las Vegas; Circus Circus-Reno; Colorado Belle and Edgewater in Laughlin; Gold Strike and Nevada Landing in Jean and Railroad Pass in Henderson.  The company also owns and operates Gold Strike, a hotel/casino in Tunica County, Mississippi.  The company owns a 50% interest in Silver Legacy in Reno, and owns a 50%

interest in and operates Monte Carlo in Las Vegas.  In addition, the company owns a 50% interest in and operates Grand Victoria, a riverboat in Elgin, Illinois, and owns a 53.5% interest in and operates MotorCity in Detroit, Michigan.

NOTE 1:  As used in this release, operating cash flow represents net income adjusted to exclude income taxes, net interest expense, minority interest, noncash expenses (principally depreciation and amortization) and certain other expenses that are not considered directly related to ongoing operations, such as operating lease rent and preopening expenses.  Operating cash flow is presented as supplemental disclosure because it is widely viewed by investors as a key measure of operating performance in the gaming industry and it is also used as a principal basis for valuing gaming companies.  Management utilizes operating cash flow in a similar manner to monitor and evaluate the relative performance of its various operating resorts, including the evaluation of management personnel at both the property and corporate levels.  Operating cash flow is not an accepted measure under Generally Accepted Accounting Principles ("GAAP") and should not be considered an alternative to GAAP measures of performance, such as net income or income from operations, or as an alternative to GAAP measures of liquidity, such as net cash provided by operating activities.  A reconciliation of net income to operating cash flow is provided, on a consolidated basis as well as by property, in the financial schedules accompanying this release.  Operating cash flow is sometimes referred to as earnings before interest, taxes, depreciation and amortization ("EBITDA").  Other gaming companies that report operating cash flow or EBITDA may calculate their results in a different manner than the company.

###

MANDALAY RESORT GROUP

Condensed Consolidated Statements of Income

(Dollars in thousands, except share data)

(UNAUDITED)

	Three Months Ended July 31,		Six Months Ended July 31,
	2004	2003	2004	2003

Revenues	$713,840	$644,835	$1,443,208	$1,261,345

Costs and expenses	(578,949)	(531,769)	(1,130,293)	(1,033,884)

	134,891	113,066	312,915	227,461

Preopening expense	—	(269)	—	(357)

Earnings of unconsolidated affiliates	20,655	23,007	42,317	45,747

Income from operations	155,546	135,804	355,232	272,851

Interest expense	(48,483)	(52,542)	(97,327)	(105,704)

Loss on early extinguishment of debt, net of related gain on swap termination	—	(6,327)	—	(6,327)

Other income (expense)	961	3,910	2,308	2,704

Minority interest	(15,890)	(15,358)	(33,541)	(29,214)

Income before income tax	92,134	65,487	226,672	134,310

Income tax expense	(33,920)	(23,151)	(81,130)	(47,928)

Net income	$58,214	$42,336	$145,542	$86,382

Basic earnings per share	$0.86	$0.71	$2.18	$1.42

Diluted earnings per share	$0.85	$0.67	$2.16	$1.36

Average shares outstanding (basic)	67,483,319	59,964,927	66,861,530	60,768,050

Average shares outstanding (diluted)	68,126,064	63,028,375	67,529,745	63,662,019

###

Mandalay Resort Group

Reconciliation of Net Income to Operating Cash Flow and Other Information

	Three Months Ended July 31,		Six Months Ended July 31,
MANDALAY BAY	2004	2003	2004	2003

Net Income	$22,624	$17,638	$58,901	$34,911
Income Tax Expense	12,027	10,351	31,572	20,223
Interest Expense	5	5	11	11
Other Expense (Income)	4	71	150	58
Income From Operations	34,660	28,065	90,634	55,203
Preopening	—	269	—	357
Operating Lease Rent	—	4,604	—	11,517
Depreciation/Amortization	17,940	14,924	39,341	27,170
Operating Cash Flow	$52,600	$47,862	$129,975	$94,247

Net Revenues	$205,077	$169,059	$422,520	$328,185
Casino Revenues	$51,460	$46,694	$111,056	$94,101
ADR	$200.71	$180.71	$205.63	$183.85
Occupancy	84.6%	93.8%	86.8%	90.1%
REVPAR	$169.78	$169.52	$178.56	$165.57

	Three Months Ended July 31,		Six Months Ended July 31,
LUXOR	2004	2003	2004	2003

Net Income	$17,567	$13,978	$39,917	$30,687
Income Tax Expense	9,281	7,970	21,360	16,550
Interest Expense	3	4	6	8
Other Expense (Income)	5	(6)	(73)	129
Income From Operations	26,856	21,946	61,210	47,374
Preopening	—	—	—	—
Operating Lease Rent	—	1,887	—	3,754
Depreciation/Amortization	7,389	5,855	15,382	11,027
Operating Cash Flow	$34,245	$29,688	$76,592	$62,155

Net Revenues	$107,440	$100,828	$220,316	$198,469
Casino Revenues	$28,750	$25,242	$58,492	$49,875
ADR	$105.80	$97.56	$113.23	$101.42
Occupancy	90.3%	89.6%	92.2%	88.3%
REVPAR	$95.57	$87.39	$104.40	$89.52

	Three Months Ended July 31,		Six Months Ended July 31,
EXCALIBUR	2004	2003	2004	2003

Net Income	$16,510	$12,684	$34,390	$26,061
Income Tax Expense	8,612	7,256	18,428	14,863
Interest Expense	9	(1)	9	3
Other Expense (Income)	76	(12)	77	(13)
Income From Operations	25,207	19,927	52,904	40,914
Preopening	—	—	—	—
Operating Lease Rent	—	1,648	—	3,279
Depreciation/Amortization	4,126	3,133	8,279	5,657
Operating Cash Flow	$29,333	$24,708	$61,183	$49,850

Net Revenues	$85,559	$79,623	$171,899	$156,230
Casino Revenues	$30,121	$29,096	$60,368	$57,104
ADR	$79.36	$71.10	$85.08	$73.34
Occupancy	95.2%	93.7%	95.6%	93.6%
REVPAR	$75.57	$66.60	$81.36	$68.63

	Three Months Ended July 31,		Six Months Ended July 31,
CIRCUS CIRCUS - LAS VEGAS	2004	2003	2004	2003

Net Income	$11,153	$8,123	$21,711	$14,900
Income Tax Expense	5,771	4,629	11,616	8,483
Interest Expense	3	2	3	2
Other Expense (Income)	(52)	(8)	(56)	(10)
Income From Operations	16,875	12,746	33,274	23,375
Preopening	—	—	—	—
Operating Lease Rent	—	816	—	1,622
Depreciation/Amortization	4,874	4,627	9,757	8,979
Operating Cash Flow	$21,749	$18,189	$43,031	$33,976

Net Revenues	$75,820	$70,455	$146,399	$133,954
Casino Revenues	$29,099	$28,068	$57,440	$53,442
ADR	$60.01	$53.27	$62.28	$54.77
Occupancy	92.8%	91.1%	93.3%	91.3%
REVPAR	$55.71	$48.55	$58.13	$49.98

	Three Months Ended July 31,		Six Months Ended July 31,
GOLD STRIKE-TUNICA	2004	2003	2004	2003

Net Income	$4,233	$3,458	$8,249	$6,690
Income Tax Expense	2,059	2,061	4,567	3,992
Interest Expense	—	—	—	—
Other Expense (Income)	(4)	(4)	(7)	(8)
Income From Operations	6,288	5,515	12,809	10,674
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	2,309	2,126	4,515	4,299
Operating Cash Flow	$8,597	$7,641	$17,324	$14,973

Net Revenues	$37,204	$34,042	$72,358	$66,892
Casino Revenues	$32,195	$29,293	$63,177	$57,656
ADR	$50.31	$47.94	$50.10	$48.67
Occupancy	87.9%	87.8%	84.8%	83.1%
REVPAR	$44.22	$42.09	$42.49	$40.43

	Three Months Ended July 31,		Six Months Ended July 31,
LAUGHLIN PROPERTIES	2004	2003	2004	2003

Net Income	$1,188	$516	$5,064	$3,054
Income Tax Expense	539	293	2,625	1,737
Interest Expense	—	—	—	—
Other Expense (Income)	9	(27)	9	(27)
Income From Operations	1,736	782	7,698	4,764
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	2,293	2,412	4,685	4,797
Operating Cash Flow	$4,029	$3,194	$12,383	$9,561

Net Revenues	$39,028	$36,738	$82,945	$75,912
Casino Revenues	$25,681	$23,744	$55,905	$49,944
ADR	$32.67	$28.97	$32.56	$29.82
Occupancy	78.4%	81.1%	85.1%	81.3%
REVPAR	$25.61	$23.49	$27.71	$24.25

	Three Months Ended July 31,		Six Months Ended July 31,
CIRCUS CIRCUS - RENO	2004	2003	2004	2003

Net Income	$2,508	$2,396	$4,179	$2,620
Income Tax Expense	1,267	1,363	2,241	1,490
Interest Expense	30	—	110	—
Other Expense (Income)	(7)	(7)	(12)	4
Income From Operations	3,798	3,752	6,518	4,114
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	1,527	1,459	2,992	2,930
Operating Cash Flow	$5,325	$5,211	$9,510	$7,044

Net Revenues	$30,476	$31,020	$57,463	$55,713
Casino Revenues	$14,401	$15,286	$27,772	$27,312
ADR	$62.37	$53.80	$57.69	$52.22
Occupancy	84.1%	87.9%	82.9%	80.8%
REVPAR	$52.46	$47.27	$47.81	$42.18

	Three Months Ended July 31,		Six Months Ended July 31,
GOLD STRIKE PROPERTIES	2004	2003	2004	2003

Net Income	$742	$168	$2,595	$744
Income Tax Expense	362	96	1,362	424
Interest Expense	—	—	—	—
Other Expense (Income)	—	(7)	—	12
Income From Operations	1,104	257	3,957	1,180
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	836	876	1,689	1,743
Operating Cash Flow	$1,940	$1,133	$5,646	$2,923

Net Revenues	$19,547	$18,856	$40,176	$38,230
Casino Revenues	$15,165	$14,676	$30,991	$29,849
ADR	$35.13	$31.45	$34.67	$31.21
Occupancy	61.6%	60.4%	65.8%	62.6%
REVPAR	$21.65	$19.01	$22.80	$19.53

	Three Months Ended July 31,		Six Months Ended July 31,
MOTORCITY CASINO **	2004	2003	2004	2003

Net Income	$34,195	$33,050	$72,179	$62,866
Income Tax Expense	—	—	—	—
Interest Expense	197	561	793	1,285
Other Expense (Income)	—	(26)	(20)	(55)
Income From Operations	34,392	33,585	72,952	64,096
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	3,065	2,423	5,935	4,750
Operating Cash Flow	$37,457	$36,008	$78,887	$68,846

Net Revenues	$109,992	$101,309	$222,400	$202,347
Casino Revenues	$105,578	$96,649	$213,368	$192,879

	Three Months Ended July 31,		Six Months Ended July 31,
CONSOLIDATED	2004	2003	2004	2003

Net Income	$58,214	$42,336	$145,542	$86,382
Income Tax Expense	33,920	23,151	81,130	47,928
Minority Interest	15,890	15,358	33,541	29,214
Interest Expense	48,483	52,542	97,327	105,704
Loss on Early Extinguishment of Debt, Net of Related Gain on Swap Termination	—	6,327	—	6,327
Other Expense (Income)	(961)	(3,910)	(2,308)	(2,704)
Income From Operations	155,546	135,804	355,232	272,851
Preopening	—	269	—	357
Operating Lease Rent	—	8,955	—	20,172
Depreciation/Amortization	46,139	39,635	96,163	74,772
Minority Interest in MotorCity Operating Cash Flow	(17,417)	(16,743)	(36,682)	(32,013)
Mandalay’s Share of Depreciation From Unconsolidated Affiliates	4,450	4,173	8,669	8,309
Operating Cash Flow	$188,718	$172,093	$423,382	$344,448

	Three Months Ended July 31,		Six Months Ended July 31,
SILVER LEGACY (50% - owned) **	2004	2003	2004	2003

Net Income	$5,093	$6,056	$8,785	$6,736
Income Tax Expense	—	—	—	—
Interest Expense	4,243	3,332	8,501	7,626
Other Expense (Income)	32	(75)	11	226
Income From Operations	9,368	9,313	17,297	14,588
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	2,647	2,705	5,295	5,333
Operating Cash Flow	$12,015	$12,018	$22,592	$19,921

Net Revenues	$42,552	$43,149	$81,850	$78,752
Casino Revenues	$23,119	$25,323	$45,205	$45,969
ADR	$72.67	$64.36	$68.15	$62.80
Occupancy	90.6%	92.1%	89.1%	84.9%
REVPAR	$65.83	$59.28	$60.72	$53.30

	Three Months Ended July 31,		Six Months Ended July 31,
GRAND VICTORIA (50% - owned) **	2004	2003	2004	2003

Net Income	$13,570	$18,160	$25,254	$39,772
Income Tax Expense	—	—	—	—
Interest Expense	—	—	—	—
Other Expense (Income)	(40)	(29)	(95)	(150)
Income From Operations	13,530	18,131	25,159	39,622
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	2,473	2,424	4,876	4,759
Operating Cash Flow	$16,003	$20,555	$30,035	$44,381

Net Revenues	$100,593	$95,425	$197,472	$187,945
Casino Revenues	$98,197	$93,264	$192,684	$183,541

	Three Months Ended July 31,		Six Months Ended July 31,
MONTE CARLO (50% - owned) **	2004	2003	2004	2003

Net Income	$18,820	$19,112	$45,243	$38,297
Income Tax Expense	—	—	—	—
Interest Expense	12	—	12	1
Other Expense (Income)	(77)	(15)	(95)	(87)
Income From Operations	18,755	19,097	45,160	38,211
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	3,782	3,216	7,169	6,523
Operating Cash Flow	$22,537	$22,313	$52,329	$44,734

Net Revenues	$68,348	$67,348	$142,812	$133,000
Casino Revenues	$24,044	$24,076	$49,663	$47,536
ADR	$111.79	$101.12	$118.34	$100.45
Occupancy	95.7%	92.7%	95.8%	94.7%
REVPAR	$106.94	$93.69	$113.42	$95.13

** Amounts represent 100% of totals for the property.